StoneRidge Equity Fund

                        StoneRidge Small Cap Growth Fund

                              StoneRidge Bond Fund

                       Supplement Dated December 20, 2002
                       to Prospectus Dated January 1, 2002


On December 18, 2002, the Board of Trustees of AmeriPrime Advisors Trust approved the reorganization of StoneRidge Equity Fund, StoneRidge Small Cap Growth Fund, and StoneRidge Bond Fund (the "Funds") into newly created series of Unified Series Trust with the same names ("Unified Series"). You will receive shares of the applicable Unified Series equal in value to the shares of each Fund that you own at the time of the reorganization. The reorganization is scheduled to take place on January 6, 2003. You may not purchase shares of any Unified Series until after the reorganization occurs. You may purchase and sell shares of the Funds in accordance with the Funds' prospectus until 4:00 p.m. (Eastern time) on January 3, 2003.

The investment objective and policies of each Fund and the applicable Unified Series are substantially similar. In addition, the investment adviser for each Fund will serve as investment adviser for the applicable Unified Series under a substantially similar investment advisory contract.

Each Fund's expenses will not increase as a result of the reorganization. No costs of the reorganization will be paid by any Fund or Unified Series. Each Fund's reorganization into the Unified Series Trust is expected to be a tax-free transaction for federal income tax purposes. The reorganization will not trigger any redemption fees.